                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12


                                Quiksilver, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                                QUIKSILVER, INC.
                              15202 GRAHAM STREET
                       HUNTINGTON BEACH, CALIFORNIA 92649

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MARCH 28, 2003

To The Stockholders of Quiksilver, Inc.:

     Please take notice that the Annual Meeting of Stockholders of Quiksilver, Inc. (the "Company") will be held at the Company's headquarters, located at 15202 Graham Street, Huntington Beach, California, on Friday, March 28, 2003, at 10:00 a.m. local time, for the following purposes:

          1.  To elect a Board of nine Directors for the ensuing year;

          2. To consider and vote upon a proposal to approve the amendment of the Company's 2000 Stock Incentive Plan;

          3. To consider and vote upon a proposal to approve the amendment of the Company's Certificate of Incorporation to increase the total authorized shares of Common Stock from 45,000,000 to 85,000,000; and

          4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     At the Annual Meeting, the Board of Directors intends to present William M. Barnum, Jr., Charles E. Crowe, Michael H. Gray, Harry Hodge, Robert G. Kirby, Bernard Mariette, Robert B. McKnight, Jr., Franck Riboud and Tom Roach, as nominees for election to the Board of Directors.

     Only stockholders of record on the books of the Company at the close of business on January 28, 2003 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     All stockholders are cordially invited to attend the Annual Meeting in person. A majority of the outstanding shares must be represented at the meeting in order to transact business. Consequently, if you are unable to attend in person, please execute the enclosed proxy and return it in the enclosed addressed envelope. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies. If you return your proxy, you may nevertheless attend the meeting and vote your shares in person, if you wish.

                                          By Order of the Board of Directors,

                                          QUIKSILVER, INC.

                                          ROBERT B. MCKNIGHT, JR.
                                          Chairman of the Board and
                                          Chief Executive Officer

Huntington Beach, California
February   , 2003

                                QUIKSILVER, INC.
                              15202 GRAHAM STREET
                       HUNTINGTON BEACH, CALIFORNIA 92649
                             ---------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MARCH 28, 2003
                             ---------------------
                                PROXY STATEMENT
                             ---------------------
                            SOLICITATION OF PROXIES

     The accompanying proxy is solicited by the Board of Directors of Quiksilver, Inc. (the "Company") for use at the Company's Annual Meeting of Stockholders to be held at the Company's headquarters, located at 15202 Graham Street, Huntington Beach, California, on Friday, March 28, 2003, at 10:00 a.m. local time, and any and all adjournments or postponements thereof. All shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein. If the manner of voting is not specified in an executed proxy received by the Company, the proxy holders will vote FOR the election of the nominees for election to the Board of Directors listed in the proxy, FOR approval of the amendment of the 2000 Stock Incentive Plan, FOR approval of the amendment of the Certificate of Incorporation and, as to any other business which may properly come before the meeting, in accordance with their best judgment. Any stockholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked by delivering a written notice of revocation to the Secretary of the Company, by presenting at the meeting a later-dated proxy executed by the person who executed the prior proxy, or by attendance at the meeting and voting in person by the person who executed the prior proxy. This Proxy Statement and form of Proxy are being mailed to the Company's stockholders on or about February
[  ], 2003.

     The Bylaws of the Company provide that the holders of a majority of the shares of stock of the Company issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum and that, except as otherwise provided by statute, the Certificate of Incorporation of the Company or the Bylaws, all other matters coming before the Annual Meeting shall be decided by the vote of the holders of a majority of the stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereat. Votes cast at the Annual Meeting will be tabulated by the persons appointed by the Company to act as inspectors of election for the Annual Meeting. The inspectors of election will treat shares of voting stock represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the inspectors of election will treat shares of voting stock represented by "broker non-votes" (i.e., shares of voting stock held in record name by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the recordholder has indicated on the proxy card or has executed a proxy and otherwise notified the Company that it does not have authority to vote such shares on that matter) as present for purposes of determining a quorum.

     Directors will be elected by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Accordingly, abstentions or broker non-votes as to the election of Directors will not affect the election of the candidates receiving the plurality of votes. Proposal 2 requires the approval of a majority of the shares of voting stock present at the Annual Meeting and entitled to vote thereat. Therefore, abstentions as to Proposal 2 will have the same effect as votes against such proposal. Broker non-votes as to Proposal 2, however, will be deemed shares not entitled to vote on such proposal, and will not be counted as votes for or against such proposal, and will not be included in calculating the number of votes necessary for approval of such proposal. Proposal 3 requires the approval of a majority of shares of the outstanding voting stock and therefore abstentions and broker non-votes as to Proposal 3 will have the same effect as votes against such proposal.

     The cost of soliciting proxies will be borne by the Company. The solicitation will be by mail. Expenses will include reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the meeting to beneficial owners of the Company's Common Stock. Further solicitation of proxies may be made by telephone or oral communication with some stockholders by the Company's regular employees who will not receive additional compensation for the solicitation. The Company has no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserves the option of doing so if it should appear that a quorum otherwise might not be obtained.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     Only holders of record of the 27,129,763 shares of the Company's Common Stock outstanding at the close of business on January 28, 2003 will be entitled to notice of and to vote at the meeting or any adjournment or postponement thereof. On each matter to be considered at the Annual Meeting, stockholders will be entitled to cast one vote for each share held of record on January 28, 2003.

                              CERTAIN STOCKHOLDERS

     Certain information with respect to (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each of the current Directors and nominees for election as Directors, (iii) each of the Executive Officers listed in the compensation tables below, and (iv) all current Directors and Executive Officers as a group, including the number of shares of the Company's Common Stock beneficially owned by each of them as of December 31, 2002, is set forth below:

                                                                                PERCENT OF
                                                               SHARES OF       OUTSTANDING
                                                              COMMON STOCK     COMMON STOCK
                                                              BENEFICIALLY     BENEFICIALLY
NAME OF INDIVIDUAL OR IDENTITY OF GROUP(1)                       OWNED            OWNED
------------------------------------------                    ------------     ------------
Lord, Abbett & Co...........................................   2,531,546(2)        9.4%
  767 Fifth Avenue
  New York, NY 10153
FMR Corp....................................................   2,316,400(3)        8.6%
  82 Devonshire Street
  Boston, Massachusetts 02109
T. Rowe Price Associates, Inc...............................   2,235,200(4)        8.3%
  100 E. Pratt Street
  Baltimore, MD 21202
Robert B. McKnight, Jr......................................   1,191,666(5)        4.3%
Robert G. Kirby.............................................     215,000(6)         (7)
William M. Barnum, Jr.......................................     153,000(8)         (7)
Bernard Mariette............................................     150,000(9)         (7)
Steven L. Brink.............................................     149,500(10)        (7)
Tom Roach...................................................     142,500(11)        (7)
Charles E. Crowe............................................      93,000(12)        (7)
Harry Hodge.................................................      69,100(13)        (7)
Michael H. Gray.............................................      52,000(14)        (7)
Charles S. Exon.............................................      26,666(15)        (7)
Franck Riboud...............................................      15,000(16)        (7)
All Executive Officers and Directors as a Group (11
  persons)..................................................   2,257,432(17)       8.0%

---------------

 (1) The address for each of the named individuals is c/o Quiksilver, Inc., 15202 Graham Street, Huntington Beach, California 92649. Unless otherwise indicated, the named persons possess sole voting and investment power with respect to the shares listed (except to the extent such authority is shared with spouses under applicable law).

 (2) According to the Schedule 13G filed by Lord, Abbet & Co. with the Securities and Exchange Commission, Lord, Abbet & Co. has sole voting power and investment power with respect to all 2,531,546 of the listed shares.

 (3) According to the Schedule 13G filed by FMR Corp. ("FMR"), Edward C. Johnson 3d, Chairman of FMR, and Abigail P. Johnson, a Director of FMR, with the Securities and Exchange Commission, (A) FMR has sole dispositive power with respect to 2,316,400 of the listed shares and sole voting power with respect to 280,700 of the listed shares, (B) Edward C. Johnson 3d and Abigail P. Johnson each have sole dispositive power over these shares and
     (C) these shares represented (i) 2,035,700 shares beneficially owned by Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR, as a result of acting as investment advisor to various investment companies ("Funds"), including one such Fund, Fidelity Low Priced Stock Fund, which owns 1,651,400 of such shares, (ii) 210,300 shares beneficially owned by Fidelity Management Trust Company, a wholly-owned subsidiary of FMR, as a result of its serving as investment manager of certain institutional accounts, and (iii) 70,400 shares beneficially owned by Fidelity International Limited ("FIL"), a Bermuda joint stock company of which a partnership controlled by Mr. Johnson and his family members owns approximately 40% of the voting stock, as a result of acting as investment adviser to various non-U.S. investment companies and certain institutional investors. The voting power with respect to the 2,035,700 shares beneficially owned by Fidelity is held by the Board of Trustees of the various investment companies of which Fidelity is the investment advisor. FMR, Mr. Johnson and the Funds each has sole power to dispose of the 2,035,700 shares beneficially owned by Fidelity. Mr. Johnson and FMR each has sole dispositive power and sole voting power over the 210,300 shares beneficially owned by Fidelity Management Trust Company. FIL has sole voting power and sole dispositive power over the 70,400 shares owned by it.

 (4) According to the Schedule 13G filed by T. Rowe Price Associates, Inc. ("T. Rowe") with the Securities and Exchange Commission, T. Rowe has sole voting power with respect to 389,850 of the listed shares and sole investment power with respect to all 2,235,200 shares. T. Rowe Price New Horizons Fund, Inc. has sole voting power with respect to 1,250,000 of the listed shares.

 (5) Includes an aggregate of 611,166 shares which Mr. McKnight has, or will have within 60 days after December 31, 2002, the right to acquire upon the exercise of outstanding options.

 (6) Includes an aggregate of 6,000 shares owned of record by Mr. Kirby's spouse and 135,000 shares which Mr. Kirby has, or will have within 60 days after December 31, 2002, the right to acquire upon exercise of outstanding options.

 (7) Less than 1% of the outstanding shares of Common Stock.

 (8) Includes an aggregate of 135,000 shares which Mr. Barnum has, or will have within 60 days after December 31, 2002, the right to acquire upon the exercise of outstanding options.

 (9) Includes an aggregate of 150,000 shares which Mr. Mariette has, or will have within 60 days after December 31, 2002, the right to acquire upon the exercise of outstanding options.

(10) Includes an aggregate of 149,500 shares which Mr. Brink has, or will have within 60 days after December 31, 2002, the right to acquire upon the exercise of outstanding options.

(11) Includes an aggregate of 135,000 shares which Mr. Roach has, or will have within 60 days after December 31, 2002, the right to acquire upon exercise of outstanding options.

(12) Includes an aggregate of 3,000 shares owned of record by Mr. Crowe's children and 15,000 shares which Mr. Crowe has, or will have within 60 days after December 31, 2002, the right to acquire upon exercise of outstanding options.

(13) Includes an aggregate of 33,000 shares which Mr. Hodge has, or will have within 60 days after December 31, 2002, the right to acquire upon the exercise of outstanding options.

(14) Includes an aggregate of 40,000 shares which Mr. Gray has, or will have within 60 days after December 31, 2002, the right to acquire upon exercise of outstanding options.

(15) Includes an aggregate of 26,666 shares which Mr. Exon has, or will have within 60 days after December 31, 2002, the right to acquire upon the exercise of outstanding options.

(16) Includes an aggregate of 15,000 shares which Mr. Riboud has, or will have within 60 days after December 31, 2002, the right to acquire upon the exercise of outstanding options.

(17) Includes an aggregate of 1,445,332 shares which the Executive Officers and Directors as a Group have, or will have within 60 days after December 31, 2002, the right to acquire upon the exercise of outstanding options.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     Directors are elected at each Annual Meeting of Stockholders and hold office until the next Annual Meeting of Stockholders when their respective successors are duly elected and qualified. The Company's Bylaws provide that the number of Directors constituting the Board of Directors shall be determined by resolution of the Board. The number of Directors currently authorized is nine.

     Of the nine nominees for election to the Board of Directors, all are currently serving as Directors of the Company and, except for Mr. Riboud, were elected to their present terms of office by the stockholders at the 2002 Annual Meeting of Stockholders. Mr. Riboud was elected to his present term by the Board in June 2002. Unless instructed to the contrary, the shares represented by the proxies will be voted in favor of the election of the nominees named below as Directors. Although it is anticipated that each nominee will be able to serve as a Director, should any nominee become unavailable to serve, the proxies will be voted for such other person or persons as may be designated by the Company's Board of Directors. The nominees receiving the highest number of votes, up to the number of Directors to be elected, will be elected as Directors.

     The following sets forth certain biographical information for each of the nominees.

     Mr. William M. Barnum, Jr., age 48, has served as a Director of the Company since November 1991. Mr. Barnum also currently serves as a director of several private companies, and has been a Managing Member of Brentwood Associates, a Los Angeles based venture capital and private equity investment firm since 1986. Prior to that, Mr. Barnum held several positions at Morgan Stanley & Co. Mr. Barnum graduated from Stanford University in 1976 with a B.A. in Economics and from the Stanford Graduate School of Business and Stanford Law School in 1981 with M.B.A. and J.D. degrees.

     Mr. Charles E. Crowe, age 47, has served as a Director of the Company since December 1980. Mr. Crowe also served as a Vice President of the Company until his leave of absence in fiscal 1992 and subsequent resignation on February 5, 1993. Prior to 1981, Mr. Crowe was employed by Bateman Eichler, Hill Richards, Incorporated. Mr. Crowe graduated from the University of California, Santa Barbara, with a B.A. degree in Economics. Mr. Crowe is the step son-in-law of Mr. Kirby.

     Mr. Michael H. Gray, age 50, has served as a Director of the Company since November 1991. He is currently President of Sweet Life Enterprises, a specialty food services company. Mr. Gray was formerly President of St. John Knits, Inc., a women's clothing company, from 1986 to 1991, where he was employed beginning in 1971. Mr. Gray graduated from Long Beach State University with a degree in Business Administration.

     Mr. Harry Hodge, age 52, has served as a Director of the Company since December 1996. Mr. Hodge co-founded Na Pali, S.A. ("Quiksilver Europe"), the European licensee of Quiksilver International, in 1984 in St. Jean de Luz, France. Following the acquisition of Quiksilver Europe by the Company, Mr. Hodge remained as President Director General. In March 2000 he became Chairman of the Board, Quiksilver Europe, and in September 2000 he was also appointed President of Quiksilver International Operations. From 1981 to 1983, he was the Marketing Manager for Quiksilver International, in Torquay, Australia. Prior to his experience with Quiksilver International, Mr. Hodge was a journalist in Australia.

     Mr. Robert G. Kirby, age 78, has served as a Director of the Company since October 1986. Mr. Kirby is a Senior Partner of the Capital Group Partners L.P. and former Chairman of the Board of Capital Guardian Trust Company, a wholly-owned subsidiary of The Capital Group, Inc. Capital Guardian Trust Company is an institutional portfolio manager for pension funds. Mr. Kirby has also been a Director of The Capital Group, Inc., from 1978 to 1991. Mr. Kirby is a graduate of Stanford University and Harvard University Graduate School of Business Administration. Mr. Kirby is the step father-in-law of Mr. Crowe.

     Mr. Bernard Mariette, age 40, has served as a Director of the Company since December 2001. Mr. Mariette has served as President of the Company since October 2001 and as President Director General, Quiksilver Europe since March 2000. He previously served as Vice President Director General, Quiksilver Europe from 1994 to 2000. Before joining the Company, Mr. Mariette was Deputy General Manager of

Timberland, France and Spain, and held various senior management positions with Loreal. Mr. Mariette has a B.S. degree in Accounting and an M.A. degree in Marketing and Finance from Montpellier University (France) and an M.B.A. in International Business from Bradford University (UK).

     Mr. Robert B. McKnight, Jr., age 49, was a co-founder of the Company in 1976, served as President from 1979 through July 1991 and has served as Chairman of the Board and Chief Executive Officer since August 1991 and a Director of the Company since its inception. Mr. McKnight received a B.S. degree in Business Administration from the University of Southern California.

     Mr. Tom Roach, age 59, has been President and owner of Palm Springs Harley Davidson, a motorcycle retail and specialty store, since 1990. Prior to 1990, Mr. Roach spent over 20 years in the department store business with Federated Department Stores and Associated Dry Goods. Mr. Roach served as Chairman of the Board and Chief Executive Officer of J.W. Robinsons, Chairman of the Board and Chief Executive Officer of Denver Dry Goods, and President and Chief Operating Officer of Woodward and Lothrop/John Wannamaker. Mr. Roach also held executive positions with Burdines, Rikes, Filenes, and Lord & Taylor during his retail career. Mr. Roach received his M.B.A. from the University of Wyoming.

     Mr. Franck Riboud, age 47, has served as a Director of the Company since June 2002. Mr. Riboud is Chairman and Chief Executive Officer of Groupe DANONE, a multinational food production company. Since joining Groupe DANONE, formerly the BSN Group, in 1980, Mr. Riboud has held a variety of positions including his appointment in 1994 to Vice President and General Manager and member of the board of directors. Mr. Riboud is also currently a member of the board of directors of Renault, the French auto manufacturer, Eurazeo, a European listed investment company, L'Oreal, the multi-national cosmetics company, and Accor, a worldwide hospitality company. Mr. Riboud received a degree in engineering from the Ecole Poytechnique in Lausanne, Switzerland.

     The Board of Directors held five meetings during the fiscal year ended October 31, 2002. Each incumbent Director attended at least 75% of the total number of meetings of the Board of Directors and of Board of Director committees on which that Director served which were held during the period for which he was a Director.

     Directors who are also employees of the Company receive no additional compensation for their services as Directors. Each Non-employee Director receives an annual retainer of $20,000, unless they are chairman of a committee of the Board of Directors, in which case their annual retainer is $25,000. They also receive an annual grant of options to purchase 5,000 shares of the Company's Common Stock exercisable at the fair market value of the stock on the date of grant. In addition, Non-employee Directors receive an attendance fee of $2,000 for each meeting of the Board of Directors personally attended and for each meeting of a committee of the Board of Directors personally attended which is not held on the same day as a meeting of the Board. Non-employee Directors receive $1,000 for each Board meeting attended telephonically and for each meeting of a committee of the Board attended telephonically, which is not held on the same day as a meeting of the Board.

     The Board of Directors has a standing Compensation, Audit and Nominating Committee.

     The Compensation Committee is responsible for making recommendations to the Board of Directors concerning the annual compensation for all executive officers and key employees of the Company, as well as administering the Company's Stock Option Plans. The Compensation Committee comprises Messrs. Barnum, Gray, Kirby and Roach. The Compensation Committee held three meetings during the fiscal year ended October 31, 2002.

     The Audit Committee is responsible for recommending independent public accountants for the Company, as well as acting on behalf of the Board of Directors in the oversight of all material aspects of the Company's reporting, internal control and audit functions. The Company's Board of Directors has adopted a written charter for the Audit Committee. A copy of that charter, as amended December 17, 2002, is attached as Appendix A to this Proxy Statement. The Audit Committee comprises Messrs. Barnum, Gray and Roach, each of whom is "independent" under the New York Stock Exchange listing standards. During the fiscal year ended October 31, 2002, the Audit Committee held five meetings.

     The Nominating Committee is responsible for reviewing the qualifications of potential candidates for the Board, evaluating the performance of incumbent directors, and recommending to the Board nominees for election at the Annual Meeting of Stockholders. The Nominating Committee will consider nominees for the Board of Directors suggested by stockholders whose names are submitted in writing, along with biographical and business experience information, to the Nominating Committee in care of the office of the Corporate Secretary of the Company. The Nominating Committee comprises Messrs. Gray, Crowe and Riboud. The Nominating Committee was established in December 2002.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and Executive Officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, Directors and greater-than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended October 31, 2002 all Section 16(a) filing requirements applicable to its Officers, Directors and greater-than ten percent beneficial owners were satisfied, except that Harry Hodge failed to file a Form 4 reporting the purchase of 10,500 shares of the Company's Common Stock. Mr. Hodge filed a Form 5 at year end reporting this purchase.

                                   PROPOSAL 2

                            APPROVAL OF AMENDMENT OF
                   QUIKSILVER, INC. 2000 STOCK INCENTIVE PLAN

     The Company's stockholders are being asked to approve an amendment of the Quiksilver, Inc. 2000 Stock Incentive Plan (the "2000 Plan"), to increase the number of shares of the Company's Common Stock reserved for issuance under the 2000 Plan by 800,000 shares. The Board of Directors unanimously adopted this amendment on January 27, 2003, subject to stockholder approval at the Annual Meeting.

     The proposed amendment will assure that a sufficient reserve of Common Stock remains available for issuance under the 2000 Plan in order to allow the Company to continue to utilize equity incentives to attract and retain the services of key individuals and other personnel essential to the Company's long-term growth and financial success. The Company relies significantly on equity incentives in the form of stock option grants in order to attract and retain key employees and other personnel and believes such equity incentives are necessary for the Company to remain competitive in the marketplace for executive talent and other key employees. Option grants made to newly-hired or continuing employees will be based on both competitive market conditions and individual performance.

     The following is a summary of the principal features of the 2000 Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2000 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so without charge upon written request to the Corporate Secretary at the Company's principal executive offices in Huntington Beach, California. The 2000 Plan serves as the successor to the Company's 1996 Stock Option Plan, 1992 Nonemployee Directors' Stock Option Plan, 1995 Nonemployee Directors' Stock Option Plan and 1998 Nonemployee Directors' Stock Option Plan (together, the "Predecessor Plans").

EQUITY INCENTIVE PROGRAMS

     The 2000 Plan consists of four (4) separate equity incentive programs: (i) a Discretionary Option Grant Program; (ii) a Salary Investment Option Grant Program; (iii) an Automatic Option Grant Program; and

(iv) a Director Fee Option Grant Program. The principal features of these programs are described below. The 2000 Plan (other than the Automatic Option Grant Program and Director Fee Option Grant Program) are administered by the Compensation Committee of the Board. This committee (the "Plan Administrator") has complete discretion (subject to the provisions of the 2000 Plan) to authorize option grants under the 2000 Plan, except that the exercise price of outstanding options may not be reset and new grants may not be made in exchange for the cancellation of outstanding options without stockholder approval. The Board may also appoint a secondary committee of one or more Board members, including employee directors, to authorize option grants to eligible persons other than executive officers and Board members subject to the short-swing liability provisions of the federal securities laws. All grants under the Automatic Option Grant Program and Director Fee Option Grant Program are made in strict compliance with the provisions of those programs, and no administrative discretion is exercised by the Plan Administrator with respect to the grants made thereunder.

     As of the date of this Proxy Statement, the Company has only implemented the Discretionary Option Grant Program and Automatic Option Grant Program and has not issued any shares or granted any options under the Salary Investment Option Grant Program or Director Fee Option Grant Program. The Board of Directors may determine to implement such programs in the future.

SHARE RESERVE

     A total of 5,836,209 shares of Common Stock have been authorized for issuance over the term of the 2000 Plan. The foregoing share reserve includes the additional increase of 800,000 shares for which stockholder approval is sought under this Proposal. Stockholder approval is required for any increase in the number of shares authorized for issuance under the Plan.

     As of January 28, 2003, options for 3,474,781 shares of Common Stock were outstanding under the 2000 Plan and 40,946 shares of Common Stock remained available for future option grants. Approval of this Proposal will increase the shares of Common Stock available for future option grants to 840,946 shares.

     No participant in the 2000 Plan may receive option grants, or separately exercisable stock appreciation rights for more than 200,000 shares of Common Stock in the aggregate per calendar year, subject to adjustment for subsequent stock splits, stock dividends and similar transactions.

     The shares of Common Stock issuable under the 2000 Plan may be drawn from shares of the Company's authorized but unissued Common Stock or from shares of Common Stock reacquired by the Company, including shares repurchased on the open market.

     Shares subject to any outstanding options under the 2000 Plan (including options incorporated from the Predecessor Plans) which expire or otherwise terminate prior to exercise will be available for subsequent issuance. Unvested shares issued under the 2000 Plan and subsequently repurchased by the Company pursuant to its repurchase rights under the 2000 Plan will also be available for subsequent issuance.

ELIGIBILITY

     Employees, non-employee Board members and independent advisors and consultants in the service of the Company or its parent and subsidiaries (whether now existing or subsequently established) will be eligible to participate in the Discretionary Option Grant Program. The Company's executive officers and other highly paid employees will also be eligible to participate in the Salary Investment Option Grant Program, and non-employee members of the Board will be eligible to participate in the Automatic Option Grant and Director Fee Option Grant Programs.

     As of January 28, 2003, five executive officers, six non-employee Board members and approximately 2,700 other employees and consultants were eligible to participate in the Discretionary Option Grant Program. The five executive officers and approximately ten other individuals were eligible to participate in the Salary Investment Option Grant Program, and the six non-employee Board members were also eligible to participate in the Automatic Option Grant and Director Fee Option Grant Programs.

VALUATION

     The fair market value per share of Common Stock on any relevant date under the 2000 Plan will be the closing selling price per share on that date on the New York Stock Exchange. On January 28, 2003, the closing selling price per share was $27.63.

DISCRETIONARY OPTION GRANT PROGRAM

     The options granted under the Discretionary Option Grant Program may be either incentive stock options under the federal tax laws or non-statutory options. Each granted option will have an exercise price per share not less than the fair market value per share of Common Stock on the option grant date, and no granted option will have a term in excess of ten years. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date. Historically, the Company has granted options vesting over a three year period from the date of grant.

     Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent exercisable for vested shares. The Plan Administrator has complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

     The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program:

     Tandem stock appreciation rights, which provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

     Limited stock appreciation rights, which may be granted to officers of the Company as part of their option grants. Any option with such a limited stock appreciation right may (whether or not the option is at the time exercisable for vested shares) be surrendered to the Company upon the successful completion of a hostile tender offer for more than fifty percent (50%) of the Company's outstanding voting securities. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the tender offer price paid per share over (b) the exercise price payable per share under such option.

SALARY INVESTMENT OPTION GRANT PROGRAM

     The Plan Administrator has complete discretion in implementing the Salary Investment Option Grant Program for one or more calendar years and in selecting the executive officers and other eligible individuals who are to participate in the program for those years. As a condition to such participation, each selected individual must, prior to the start of the calendar year of participation, file with the Plan Administrator an irrevocable authorization directing the Company to reduce his or her base salary for the upcoming calendar year by a specified dollar amount not less than $10,000 nor more than $50,000 and apply that amount to the acquisition of a special option grant under the program.

     Each selected individual who files such a timely election will automatically be granted, on the first trading day in January of the calendar year for which that salary reduction is to be in effect, a non-statutory option to purchase that number of shares of Common Stock determined by dividing the salary reduction amount by two-thirds of the fair market value per share of Common Stock on the grant date. The option will be exercisable at a price per share equal to one-third of the fair market value of the option shares on the grant date. As a result, the total spread on the option shares at the time of grant (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the salary reduction amount. The option will become exercisable in a series of twelve (12) equal monthly installments over the calendar year for which the salary reduction is to be in effect and will become exercisable in full on an accelerated basis upon certain changes in the ownership or control of the Company. Each option will remain exercisable for any vested shares subject to the option until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the end of the three (3)-year period measured from the date of the optionee's cessation of service.

AUTOMATIC OPTION GRANT PROGRAM

     Under the Automatic Option Grant Program, each individual who becomes a non-employee Board member is automatically granted at that time a non-statutory option to purchase 15,000 shares of Common Stock, provided such individual has not previously been in the Company's employ. In addition, on the date of each Annual Stockholders Meeting, each individual who is to continue to serve as a non-employee Board member after such meeting will automatically be granted a non-statutory option to purchase 5,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six months. There will be no limit on the number of such 5,000-share options which any one non-employee Board member may receive over the period of Board service and non-employee Board members who have previously served in the Company's employ will be eligible for one or more 5,000-share option grants.

     Each option will have an exercise price per share equal to the fair market value per share of Common Stock on the option grant date and a maximum term of ten years measured from the option grant date. Each option will be immediately exercisable for all the option shares, but any purchased shares will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service. Each initial 15,000-share option grant will vest (and the Company's repurchase rights will lapse) in three equal annual installments over the optionee's period of Board service, with the first such installment to vest upon the optionee's completion of one year of Board service measured from the option grant date. Each annual 5,000-share option grant will vest (and the Company's repurchase rights will lapse) upon the optionee's completion of one year of Board service measured from the option grant date.

     The shares subject to each automatic option grant will immediately vest upon the optionee's death or permanent disability or an acquisition of the Company (whether by merger, asset sale or sale of stock by the stockholders). Each automatic option grant held by an optionee upon his or her termination of Board service will remain exercisable, for any or all of the option shares in which the optionee is vested at the time of such termination, for up to a twelve
(12)-month period following such termination date.

     Each option granted under the program will have a limited stock appreciation right which will allow the optionee to surrender that option to the Company upon the successful completion of a hostile tender offer for more than fifty percent (50%) of the Company's outstanding voting securities. In return for the surrendered option, the optionee will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the tender offer price paid per share over (b) the exercise price payable per share under such option.

DIRECTOR FEE OPTION GRANT PROGRAM

     For each calendar year that the Director Fee Option Grant Program is in effect, as determined by the Plan Administrator, each non-employee Board member may elect to apply all or a portion of his or her annual retainer fee otherwise payable in cash that year (currently $10,000) to the acquisition of a special option grant under the Director Fee Option Grant Program. The election must be made prior to the start of the calendar year for which such election will be in effect, and the grant will automatically be made on the first trading day in January following the filing of such election. The option will have an exercise price per share equal to one-third of the fair market value of the option shares on the grant date, and the number of option shares will be determined by dividing the dollar amount of the retainer fee subject to the election by two-thirds of the fair market value per share of Common Stock on the option grant date. As a result, the total spread on the option (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the portion of the retainer fee subject to the non-employee Board member's election. Stockholder approval of this proposal will also constitute approval of each option grant made pursuant to the provisions of the Director Fee Option Grant Program and the subsequent exercise of that option in accordance with the terms of such program.

     Each option granted under the program will become exercisable for the option shares in a series of twelve (12) successive equal monthly installments upon the optionee's completion of each month of Board service during the calendar year of the option grant. In the event the optionee ceases Board service for any reason (other than death or permanent disability), the option will immediately terminate with respect to any option shares for which the option is not otherwise at that time exercisable. Should the optionee's service as a Board member cease by reason of death or permanent disability, then the option will immediately become exercisable for all the shares of Common Stock subject to the option. Each option may be exercised, for any or all of the shares for which that option is at the time exercisable, until the earlier of
(i) the expiration of the ten (10)-year option term or (ii) the end of the three
(3)-year period measured from the date of the optionee's cessation of Board service.

     Each option granted under the program will have a limited stock appreciation right which will allow the optionee to surrender that option to the Company upon the successful completion of a hostile tender offer for more than fifty percent (50%) of the Company's outstanding voting securities. In return for the surrendered option, the optionee will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the tender offer price paid per share over (b) the exercise price payable per share under such option.

GENERAL PROVISIONS

  ACCELERATION

     In the event of an acquisition of the Company, whether by merger or asset sale or a sale of stock by the stockholders, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation or otherwise continued in effect will automatically accelerate in full, and all unvested shares under the Discretionary Option Grant Program will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect. The Plan Administrator has the authority under the Discretionary Option Grant Program to provide that the shares subject to options granted under that program will automatically vest (i) upon an acquisition of the Company, whether or not those options are assumed or continued, or (ii) in the event the individual's service is terminated, whether involuntarily or through a resignation for good reason, within a designated period (not to exceed eighteen (18) months) following an acquisition in which those options are assumed or otherwise continued in effect.

     Each option outstanding under the Salary Investment Option Grant, Automatic Option Grant and Director Fee Option Grant Programs will also automatically accelerate in the event the Company should be acquired or other change in control of the Company occur.

     The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

 FINANCIAL ASSISTANCE

     The Plan Administrator may permit one or more participants to pay the exercise price of outstanding options under the 2000 Plan by delivering a promissory note payable in installments. The Plan Administrator will determine the terms of any such promissory note. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares.

 SPECIAL TAX ELECTION

     The Plan Administrator may provide one or more holders of options or unvested shares with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

 CHANGES IN CAPITALIZATION

     In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 2000 Plan, (ii) the number and/or class of securities for which any one person may be granted stock options and separately exercisable stock appreciation rights under the 2000 Plan per calendar year, (iii) the maximum number and/or class of securities by which the share reserve is to increase each calendar year by reason of the automatic share increase provisions of the 2000 Plan, (iv) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members and (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including the options incorporated from the Predecessor Plans) in order to prevent the dilution or enlargement of benefits thereunder.

 AMENDMENT AND TERMINATION

     The Board may amend or modify the 2000 Plan in any or all respects whatsoever subject to any required stockholder approval. The Board may terminate the 2000 Plan at any time, and the 2000 Plan will in all events terminate on December 31, 2009.

STOCK AWARDS

     The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted between November 1, 2001 and October 31, 2002 under the 2000 Plan and the Predecessor Plans, together with the weighted average exercise price payable per shares.

                              OPTION TRANSACTIONS

                                                                NUMBER OF     WEIGHTED AVERAGE
NAME                                                          OPTION SHARES    EXERCISE PRICE
----                                                          -------------   ----------------
Robert B. McKnight, Jr. ....................................     100,000           $14.10
  Chairman of the Board and Chief Executive Officer
Bernard Mariette............................................      80,000            14.10
  President
Harry Hodge.................................................      50,000            14.10
  President of Quiksilver International Operations
Steven L. Brink.............................................      20,000            14.10
  Chief Financial Officer and Treasurer
Charles S. Exon.............................................      20,000            14.10
  Executive Vice President, Business & Legal Affairs,
  Secretary and General Counsel
All Executive Officers as a group (5 persons)...............     270,000            14.10
All Nonemployee Directors as a group (6 persons)............      40,000            22.97
All employees, including current officers who are not
  Executive Officers, as a group (approximately 2,700
  persons)..................................................     423,000            14.19

OPTION GRANTS AND ISSUANCES OF SHARES UNDER THE AMENDMENT

     As of January 28, 2003, no stock options had been granted and no shares had been issued under the 2000 Plan on the basis of the share increase that will result from the amendment to the 2000 Plan for which stockholder approval is sought at the Annual Meeting.

FEDERAL INCOME TAX CONSEQUENCES

  OPTION GRANTS

     Options granted under the 2000 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

          Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise disposed of. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

          Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

          If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of
     (i) the fair market value of such shares on the option exercise date over
     (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

          Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

          If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over
     (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the
     Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

          The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

 STOCK APPRECIATION RIGHTS

     No taxable income is recognized upon receipt of an SAR. The holder will recognize ordinary income, in the year in which the SAR is exercised, in an amount equal to the excess of the fair market value of the underlying shares of Common Stock on the exercise date over the base price in effect for the exercised right, and the holder will be required to satisfy the tax withholding requirements applicable to such income.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of an SAR. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be performance-based. Compensation deemed paid by the Company in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory stock options granted under the 2000 Plan qualifies as performance-based compensation for purposes of Section 162(m) if such plan is administered by a committee of "outside directors" as defined under Section 162(m). The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code Section 162(m).

ACCOUNTING TREATMENT

     Option grants made to employees under the 2000 Plan will generally not result in any charge to the Company's earnings. However, the Company must disclose in footnotes and pro-forma statements to the Company's financial statements the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as a compensation expense. The number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

     Should one or more optionees be granted stock appreciation rights under the 2000 Plan that have no conditions upon exercisability other than a service or employment requirement, then such rights would result in a compensation expense to be charged against the Company's reported earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of Common Stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end would be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for those rights.

EQUITY COMPENSATION PLAN INFORMATION

                          ADDITIONAL PLAN INFORMATION

     The following table provides information about the Company's shares of Common Stock that may be issued upon the exercise of options, warrants and rights under all of its existing equity compensation plans as of October 31, 2002.

                                    (A)                       (B)                            (C)
                         --------------------------   --------------------   ------------------------------------
                         NUMBER OF SECURITIES TO BE     WEIGHTED-AVERAGE        NUMBER OF SECURITIES REMAINING
                          ISSUED UPON EXERCISE OF      EXERCISE PRICE OF     AVAILABLE FOR FUTURE ISSUANCE UNDER
                            OUTSTANDING OPTIONS,      OUTSTANDING OPTIONS,   EQUITY COMPENSATION PLANS (EXCLUDING
PLAN CATEGORY               WARRANTS AND RIGHTS       WARRANTS AND RIGHTS    SECURITIES REFLECTED IN COLUMN (A))
-------------            --------------------------   --------------------   ------------------------------------
Equity compensation
  plans approved by
  security
  holders(1)...........          3,515,613                   $12.24                        819,273(2)
Equity compensation
  plans not approved by
  security
  holders(3)...........            319,726                   $12.64                             --
                                 ---------                                                 =======
Total..................          3,835,339                   $12.28                        819,273
                                 =========                   ======                        =======

---------------

(1) These plans consist of the 2000 Stock Incentive Plan, 2000 Employee Stock Purchase Plan and 1988 Stock Option Plan.

(2) Of these shares, 152,327 shares remain available for purchase under the 2000 Employee Stock Purchase Plan.

(3) These plans, adopted by the Company's Board of Directors in the year indicated, consist of the Fidra Stock Option Plan (2001), Quiksilver International Stock Option Plan (2001), Quiksilver/Hawk Designs, Inc. Stock Option Plan (2000), Mervin Stock Option Plan (1997) and Quiksilver Team Stock Option Plan (1995). All of these plans, except the Team Plan, were adopted in connection with acquisitions and provided for a one-time grant of options to new employees hired in connection with the acquisitions. The Team Plan was adopted to permit the grant of options to certain consultants and advisors, primarily athletes, assisting in the Company's marketing efforts. Options to purchase an aggregate of 728,400 shares were authorized for issuance under these plans. As of October 31, 2002, no shares remained available for future option grants under these plans. Each option was granted at fair market value on the date of grant and has a term of ten years. Under the Quiksilver International, Mervin and Team Plans, the options become exercisable in three equal annual installments beginning with the first anniversary of the date granted. Under the Fidra Plan, the options become exercisable in two equal annual installments and under the Hawk Plan all of the options become exercisable on the first anniversary of the date granted. The options generally expire 3 months following an optionee's termination or 12 months in the case of death or disability.

PROPOSAL

     At the Annual Meeting, stockholders will be asked to approve the amendment of the 2000 Plan to increase the number of shares of Common Stock reserved for issuance under the 2000 Plan by 800,000 shares. Such approval will require the affirmative vote of a majority of the voting power of all outstanding shares of the Company's Common stock present or represented and entitled to vote at the Annual Meeting. The Board of Directors recommends a vote "FOR" the Proposal.

                                   PROPOSAL 3

                     APPROVAL OF AMENDMENT TO THE COMPANY'S
                    CERTIFICATE OF INCORPORATION TO INCREASE
                  THE TOTAL AUTHORIZED SHARES OF COMMON STOCK

GENERAL

     On January 27, 2003, the Board of Directors of the Company adopted, subject to stockholder approval, an amendment to the Company's Certificate of Incorporation (the "Certificate") to increase the total authorized shares of Common Stock of the Company from 45,000,000 to 85,000,000. Such increase in the number of authorized shares of Common Stock of the Company would be effected by restating the first paragraph of current Article Fourth of the Certificate to read as follows:

          "A. The total number of shares of all classes of stock that the Company shall have authority to issue is ninety million (90,000,000), consisting of:

             (1) Eighty-five million (85,000,000) shares of Common Stock, with a par value of $0.01 per share; and

             (2) Five million (5,000,000) shares of Preferred Stock, with a par value of $.01 per share."

(Italics added to show revision.) The additional shares of Common Stock for which authorization is sought herein would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding. Holders of Common Stock have no preemptive or other subscription rights.

     As of January 28, 2003, 27,129,763 shares of Common Stock were issued and outstanding, 4,115,008 shares were reserved for issuance pursuant to outstanding options under the Company's stock option plans and 181,616 shares were reserved and available for future option grants or purchases under the Company's stock option and stock purchase plans. Therefore, of the 45,000,000 shares currently authorized by the Certificate, approximately 13,600,000 shares are presently available for general corporate purposes. Assuming Proposal 2 is approved by the stockholders, a total of approximately 4,915,008 shares of Common Stock will be outstanding or reserved for issuance on exercise of options outstanding or to be granted under the Company's stock option plans, and approximately 12,800,000 shares will be available for general corporate purposes.

PURPOSES AND EFFECTS OF THE AUTHORIZED SHARES AMENDMENT

     The increase in authorized shares of Common Stock is recommended by the Board of Directors in order to provide a sufficient reserve of such shares for the present and future needs and growth of the Company. Prior increases in the authorized shares have primarily been used for stock options and to effect stock splits such as the two-for-one stock split in 1998 and the three-for-two stock split in 1999. Although the Company increased its authorized Common Stock from 30,000,000 shares to 45,000,000 shares in 2002, the number of authorized shares currently available for issuance would not be sufficient to implement another such stock split. Such additional authorized shares would be available for issuance at the discretion of the Board of Directors without further stockholder approval (subject to certain provisions of state law) to take advantage of future opportunities for equity financing, to improve the Company's capital structure, in connection with possible acquisitions, in connection with stock dividends or stock splits, and for other corporate purposes.

     The Board of Directors does not intend to issue any Common Stock or securities convertible into Common Stock except on terms that the Board deems to be in the best interests of the Company and its stockholders. The Company's management has no arrangements, agreements, understandings or plans at the present time for the issuance or use of the additional shares of Common Stock to be authorized by the proposed amendment to the Certificate.

     Although an increase in the authorized shares of Common Stock could, under certain circumstances, have an antitakeover effect (for example, by diluting the stock of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for a combination of the Company with another company), this proposal to amend the Certificate is not in response to any effort of which the Company is aware to accumulate the Company's stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and stockholders.

PROPOSAL

     At the Annual Meeting, stockholders will be asked to approve the amendment to the Certificate of Incorporation to increase the total authorized shares of Common Stock of the Company from 45,000,000 shares to 85,000,000 shares. Such approval will require the affirmative vote of a majority of the voting power of all outstanding shares of the Company's Common Stock. The Board of Directors recommends a vote "FOR" the Proposal.

                               EXECUTIVE OFFICERS

     The current Executive Officers of the Company are as follows:

NAME                                    AGE                  POSITION
----                                    ---                  --------
Robert B. McKnight, Jr. ..............  49    Chairman of the Board and Chief
                                              Executive Officer
Bernard Mariette......................  40    President
Harry Hodge...........................  52    President of Quiksilver International
                                              Operations
Steven L. Brink.......................  41    Chief Financial Officer and Treasurer
Charles S. Exon.......................  53    Executive Vice President, Business &
                                              Legal Affairs, Secretary and General
                                              Counsel

     For additional information with respect to Messrs. McKnight, Mariette and Hodge who are also nominees as Directors of the Company, see "Election of Directors."

     Mr. Steven L. Brink has served as Chief Financial Officer and Treasurer since October 1996. He joined the Company in July 1996 as Vice President of Finance. Mr. Brink previously served as Senior Manager in the TRADE Group with Deloitte & Touche, LLP, where he was employed from 1985 through 1996. He is a Certified Public Accountant, a member of the American Institute of Certified Public Accountants, a member of the California Society of Certified Public Accountants, and holds a B.S. degree in Business Administration from California State University at Los Angeles, graduating summa cum laude.

     Mr. Charles S. Exon has served as Executive Vice President, Business & Legal Affairs, Secretary and General Counsel since August 2000. Prior to joining the Company, Mr. Exon practiced law, the last seven years as a partner with the firm of Hewitt & McGuire, LLP. Mr. Exon received a B.A. degree in English from the University of Missouri, a M.A. degree in Communications from Stanford and a J.D. degree from the University of Southern California.

                           SUMMARY COMPENSATION TABLE

     The following sets forth certain summary compensation information concerning the named Executive Officers for each of the Company's last three fiscal years:

                                                                       LONG-TERM
                                                                      COMPENSATION
                                                                         AWARDS
                                                                      ------------
                                               ANNUAL COMPENSATION     SECURITIES
                                     FISCAL   ---------------------    UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION           YEAR     SALARY      BONUS        OPTIONS#     COMPENSATION(1)
---------------------------          ------   --------   ----------   ------------   ---------------
Robert B. McKnight, Jr.............   2002    $725,000   $1,798,000     100,000          $5,500
  Chairman of the Board               2001     600,000           --      50,000           6,200
  and Chief Executive Officer         2000     550,000      770,000     110,000           5,600


Bernard Mariette(2)................   2002    $500,000   $1,318,000      80,000          $   --
  President                           2001     261,000      587,000      30,000              --
                                      2000     222,000      503,000      50,000              --


Harry Hodge(3).....................   2002    $500,000   $  988,000      50,000          $   --
  President of Quiksilver             2001     307,000      692,000      30,000              --
  International Operations            2000     267,000      603,000      50,000              --


Steven L. Brink....................   2002    $240,000   $  180,000      20,000          $3,000
  Chief Financial Officer and         2001     240,000       20,000      20,000           2,900
  Treasurer                           2000     232,000      348,000      40,000           1,100


Charles S. Exon(4).................   2002    $300,000   $  220,000      20,000          $2,900
  Executive Vice President,           2001     300,000      100,000          --           2,900
  Business & Legal Affairs,           2000      75,000       16,000      30,000              --
  Secretary and General Counsel

---------------

(1) The amounts disclosed in this column for Mr. McKnight include the Company's matching 401(k) employer contribution of $3,400, $4,200 and $3,200 for the fiscal years ended October 31, 2002, 2001 and 2000, respectively, and the balance for each year is for personal life insurance policy premiums. For Mr. Brink, they include the Company's matching 401(k) employer contribution of $2,500, $2,400 and $600 for the fiscal years ended October 31, 2002, 2001 and 2000, respectively, and the balance for each year is for personal life insurance policy premiums. For Mr. Exon, it includes only a personal life insurance policy premium.

(2) The amounts for Mr. Mariette are converted from euros into U.S. dollars at the average exchange rate for each year. Mr. Mariette became an executive officer of the Company in March 2000 when he was named President Director General, Quiksilver Europe and in October 2001 he was named President of the Company.

(3) The amounts for Mr. Hodge are converted from euros into U.S. dollars at the average exchange rate for each respective year. Mr. Hodge became President of Quiksilver International Operations in October 2000. Prior to that, he served as President Director General, Quiksilver Europe.

(4) Mr. Exon became an executive officer of the Company in August 2000.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following sets forth certain information concerning individual grants of stock options during the fiscal year ended October 31, 2002 to each of the named Executive Officers:

                                               INDIVIDUAL GRANTS
                             -----------------------------------------------------
                             NUMBER OF     % OF TOTAL
                             SECURITIES     OPTIONS
                             UNDERLYING    GRANTED TO    EXERCISE OR                 GRANT DATE
                              OPTIONS     EMPLOYEES IN    BASE PRICE    EXPIRATION     PRESENT
NAME                         GRANTED(1)   FISCAL YEAR    ($/SHARE)(2)      DATE      VALUE($)(3)
----                         ----------   ------------   ------------   ----------   -----------
Robert B. McKnight, Jr.....   100,000         13.6%         $14.10       12/3/01     $1,039,000
Bernard Mariette...........    80,000         10.9%         $14.10       12/3/01     $  831,000
Harry Hodge................    50,000          6.8%         $14.10       12/3/01     $  519,000
Steven L. Brink............    20,000          2.7%         $14.10       12/3/01     $  208,000
Charles S. Exon............    20,000          2.7%         $14.10       12/3/01     $  208,000

---------------

(1) The options were granted under the Quiksilver, Inc. 2000 Stock Incentive Plan for a term of 10 years, subject to earlier termination in certain events related to termination of employment. Except for the options granted to Mr. Hodge, which become exercisable four years from the date of grant, the options become exercisable 33.3% per year beginning one year from the date of grant. To the extent not already exercisable, the options generally become exercisable upon a sale of assets, a merger or consolidation of the Company with or into another corporation or the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's outstanding voting stock, unless the option is assumed or replaced with a comparable option by the surviving entity.

(2) All options were granted at fair market value (the last sales price for the Company's Common Stock on the date of grant as reported by the NYSE).

(3) The indicated present value amounts are based on a variation of the Black-Scholes option pricing model. For purposes of the Black-Scholes model, the Company assumed a volatility of 63.4%, a risk free rate of return of 3.9%, a dividend yield of 0%, and an expected life of 4.9 years. Actual gains, if any, on exercise will be dependent on a number of factors, including future performance of the Company and the Common Stock, and overall market conditions as well as the holders' continued employment through the vesting period. As a result, the indicated present values may vary substantially from actual realized values.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     The following sets forth certain information concerning each exercise of stock options during the fiscal year ended October 31, 2002 by each of the named Executive Officers and the aggregated fiscal year-end value of the unexercised options of each such Executive Officer:

                                                                   NUMBER OF
                                                             SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                              UNEXERCISED OPTIONS         IN-THE-MONEY OPTIONS AT
                             SHARES                           AT FISCAL YEAR-END           FISCAL YEAR-END($)(1)
                           ACQUIRED ON       VALUE        ---------------------------   ---------------------------
NAME                        EXERCISE     REALIZED(1)($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                       -----------   --------------   -----------   -------------   -----------   -------------
Robert B. McKnight,
  Jr. ...................    30,000         $722,000        544,499        170,001      $8,271,000     $1,507,000
Bernard Mariette.........        --               --        176,666        148,334       2,761,000      1,424,000
Harry Hodge..............        --               --         33,000        160,000         512,000      1,515,000
Steven L. Brink..........    10,000         $163,000        122,833         46,668       1,599,000        433,000
Charles S. Exon..........        --               --         20,000         30,000         216,000        306,000

---------------

(1) Market value of underlying securities at exercise date or year-end, as the case may be, minus the exercise or base price of "in-the-money" options.

EMPLOYMENT ARRANGEMENTS

     The Company has entered into executive employment agreements with each of Messrs. McKnight, Brink, Hodge, Mariette and Exon. Pursuant to the terms of these employment agreements, Mr. McKnight is to receive a base salary of $750,000, Mr. Mariette a base salary of $500,000, Mr. Brink a base salary of $240,000, Mr. Hodge a base salary of $500,000 and Mr. Exon a base salary of $300,000. These base salaries are subject to periodic review by the Company and may be adjusted either up or down, based on the Company's performance, the individual's performance, market conditions or such other factors as are deemed relevant by the Company, provided, however, that the base salaries may not be adjusted below the initial base salaries.

     The employment agreements provide that each employee is eligible for a bonus based on growth in the Company's pretax income, and also based on growth in pretax income of Quiksilver Europe in the case of Messrs. Hodge and Mariette, along with an evaluation of performance and achievement of financial goals not otherwise reflected in pretax income growth calculations. For the fiscal year ended October 31, 2002, Messrs. McKnight, Mariette, Hodge, Brink and Exon earned $1,610,000, $1,318,000, $988,000, $180,000 and $220,000, respectively, pursuant to this bonus plan. Mr. McKnight's employment agreement also provides that he is eligible for a bonus of up to 25% of his base salary based on the achievement of goals or objectives established by the Compensation Committee each year. For the fiscal year ended October 31, 2002, Mr. McKnight earned $188,000 pursuant to this bonus arrangement.

     Mr. McKnight's, Mr. Brink's and Mr. Exon's employment agreements require that the Company maintain a $2,000,000, $500,000 and $1,000,000 term life insurance policy on their lives, respectively, payable to their designees; provided, however, that the Company is not required to pay annual premiums for such policies in excess of $5,000, $1,250 and $2,500, respectively. Mr. McKnight's employment agreement also provides for an annual grant of options to acquire 100,000 shares of the Company's Common Stock exercisable at fair market value on the date of grant with a maximum term of 10 years and vesting in equal annual installments over three years.

     Each of the employment agreements, other than Mr. McKnight's, continues for an unspecified term and may be terminated by the Company or the executive without cause at any time for any reason, subject to the payment of certain amounts as set forth below. If the Company terminates an executive's employment without cause, or if the executive terminates his employment for "good reason" following a change in control of the Company, the Company will continue to pay the executive's base salary for a period of twelve months. For purposes of the executive employment agreements, "good reason" is defined as (i) the assignment to executive of duties materially inconsistent with his position, as set forth in the agreement, without executive's consent, (ii) a material diminution in executive's authority, without executive's consent, (iii) a material breach by the Company of its obligations under the agreement, or (iv) the failure by the Company to obtain from any successor, before the succession takes place, an agreement to assume and perform the obligations of the Company under the employment agreement.

     Mr. McKnight's employment agreement continues for a term of three years, expiring on November 1, 2004, but may be terminated by the Company or Mr. McKnight without cause at any time for any reason, subject to the payment of certain amounts as set forth below. If the Company terminates Mr. McKnight's employment without cause, or if Mr. McKnight terminates his employment for "good reason," the Company will continue to pay Mr. McKnight's base salary for a period equal to the greater of eighteen months or the remaining term of the agreement, and pay a pro rata portion of his bonus for the year in which such termination occurs. Further, if such termination occurs within six months following a change in control of the Company, the Company will instead continue to pay Mr. McKnight's base salary for a period of thirty-six months, pay a pro rata portion of his bonus for the year in which such termination occurs, and pay an amount equal to three times the annual average bonus earned by Mr. McKnight during the two most recently completed fiscal years of the Company. For purposes of Mr. McKnight's employment agreement, "good reason" is defined to include all of the elements set forth in the definition of good reason for the other employment agreements described above, as well as the Company requiring Mr. McKnight to be based at any office or location outside of Orange County, California.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors of the Company during the last fiscal year consisted of William M. Barnum, Jr., Michael H. Gray, Robert G. Kirby and Tom Roach, each of whom was a non-employee director of the Company.

                         COMPENSATION COMMITTEE REPORT

     The report of the Compensation Committee which follows shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference.

     As members of the Compensation Committee, it is our duty to administer the Company's various executive compensation plans. In addition, we review compensation levels of members of management, evaluate the performance of management, consider management succession and related matters. The Committee reviews with the Board in detail all aspects of compensation for the Company's executive officers.

     The Committee annually reevaluates the Company's executive compensation structure in light of the Company's philosophy of linking compensation with enhancement of shareholder value. The principles followed by the Committee are
(i) to provide a cash compensation package consisting of competitive base salary levels and incentive opportunities linked to corresponding levels of Company performance and (ii) to grant stock option incentives which require increases in the Company's stock price in order for executives to realize value and, thus, tie them to the Company's long-term stock performance. The result is a total compensation opportunity significantly dependent upon the Company's performance.

     Congress has enacted tax legislation that, among other things, places a ceiling of $1 million on the amount of an executive officer's annual compensation that may be deducted for federal income tax purposes in any year (the "Deductibility Cap"). The legislation provides that compensation paid under certain incentive compensation plans may be excluded from the calculation of compensation that is subject to the Deductibility Cap, provided the plans meet certain conditions, which are contained in regulations that have been adopted by the Internal Revenue Service.

     The Committee believes that no executive officer's compensation will exceed the Deductibility Cap thereby preserving the deductibility of all executive compensation paid by the Company.

EXECUTIVE COMPENSATION COMPONENTS

     The Company's executive compensation program is currently based on three principal components, each of which is intended to support the overall compensation philosophy. The three principal components are:

     - Base Salary: Base salary ranges are reviewed and established annually. The Company tries to ensure that the base salary ranges reflect competitive job market conditions for similarly related companies in terms of sales, employees and related factors. Adjustments to actual base salaries are made pursuant to job performance in relationship to the midpoint of the salary range for the position and level of responsibilities. The Company's philosophy generally is to provide a base salary that is at or above the midpoint of the applicable salary range, particularly in light of the Company's decision to operate with a minimal number of executive officers by assigning each executive officer multiple functions.

     - Incentive Compensation: The incentive compensation opportunity under the Company's Executive Officer Incentive Plan is based on the growth in the Company's pretax income over the prior year, in the case of officers of the Company, and growth in Quiksilver Europe's pretax income, in the case of officers of Quiksilver Europe, along with an evaluation of performance not otherwise reflected in pretax income growth calculations. Under the Plan, each executive officer receives a bonus equal to a percentage of such executive officer's base salary, ranging from 0% up to a maximum of 300% for pretax income growth over the prior year. The Company also establishes goals and objectives for officers and awards discretionary bonuses based on the achievement of those goals and objectives, as well as other factors.

     - Stock Options: Executive officers are eligible to receive annual grants of stock options, which have historically been granted as nonqualified stock options. The awards are intended to retain and motivate executive officers to improve stock market performance. Awards are granted at the fair market value of the Company's Common Stock at the date of grant. Awards are based on an evaluation of past granting practices, Company performance and the individual executive's performance and responsibilities.

CEO COMPENSATION

     During fiscal 2002, the Committee approved an employment agreement for Mr. McKnight establishing his annual base salary at $750,000, a level the Committee believes is at or above the midpoint of base salaries for Chief Executives at similarly situated companies, given the multiple functions performed by Mr. McKnight and the Committee's assessment of his performance. This agreement also provides for an annual grant of stock options to acquire 100,000 shares of the Company's Common Stock at an exercise price equal to fair market value on the date of grant.

     For fiscal 2002, Mr. McKnight earned $1,610,000 of incentive compensation under the Company's Executive Officer Incentive Plan. The award was due to the Company's performance which resulted in 32.1% growth in pre-tax income in fiscal 2002 over fiscal 2001. Mr. McKnight also earned an additional $188,000 based on the achievement of specific goals and objectives established by the Compensation Committee for fiscal 2002 relating to, among other things, strategic acquisitions, protection of brand image, inventory control, sales growth and development of Quiksilver Entertainment.

                                          The Compensation Committee of
                                          the Board of Directors

                                          William M. Barnum, Jr.
                                          Michael H. Gray
                                          Robert G. Kirby
                                          Tom Roach

January 27, 2003

                             AUDIT COMMITTEE REPORT

     The Audit Committee role is to act on behalf of the Board of Directors in the oversight of all aspects of the Company's financial reporting, internal control and audit functions. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report for fiscal year 2002 with management.

     The Audit Committee also reviewed and discussed with Deloitte & Touche LLP, the Company's independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, the matters required to be discussed with the Audit Committee under generally accepted auditing standards (including Statement on Auditing Standards No. 61). In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1, which were received by the Audit Committee. The Audit Committee has also considered whether the provision of non-audit services by Deloitte & Touche LLP is compatible with their independence.

     The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended October 31, 2002 for filing with the Securities and Exchange Commission.

                                          The Audit Committee of
                                          the Board of Directors

                                          William M. Barnum, Jr.
                                          Michael H. Gray
                                          Tom Roach

January 27, 2003

                       FEES PAID TO INDEPENDENT AUDITORS

AUDIT FEES

     The aggregate fees billed for professional services rendered by Deloitte & Touche LLP for the audit of the Company's annual financial statements for the fiscal year ended October 31, 2002 and the reviews of the financial statements included in the Company's Form 10-Qs for such fiscal year were approximately $380,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     No fees were billed for professional services rendered by Deloitte & Touche LLP for financial information systems design and implementation services for the fiscal year ended October 31, 2002.

ALL OTHER FEES

     The aggregate fees billed for services rendered by Deloitte & Touche LLP, other than the services referred to above, for the fiscal year ended October 31, 2002 were approximately $830,000.

                        COMPANY STOCK PRICE PERFORMANCE

     The following graph compares from October 31, 1997 to October 31, 2002 the yearly percentage change in the Company's cumulative total stockholder return on its Common Stock with the cumulative total return of (i) the NYSE Market Index,
(ii) selected public companies with similar market capitalizations as of October 31, 2001 and (iii) a group of peer companies. The yearly percentage change has been measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between the price of the stock at the end and the beginning of the measurement period; by (ii) the stock price at the beginning of the measurement period. Prior to this year, the Company chose to compare its stock performance with that of issuers with similar market capitalizations since the Company did not have a published industry or line-of- business index and did not believe any comparison with "peer" issuers within the SEC rules governing presentation of this graph could be made. Market capitalization is the dollar figure obtained by multiplying the per share stock price on a given date by the total number of outstanding shares. Approximately forty-five companies with a market capitalization closest to the Company's market capitalization of $310,000,000 at October 31, 2001 were selected from the Standard & Poor's Compustat Industrial Database at such date. The selected companies also had the five-year market capitalization histories necessary for the comparative purposes of the graph. The historical stock performance shown on the graph is not intended to and may not be indicative of future stock performance. The Company believes that a comparison with peer issuers can now be made, given the growth and expansion of the Company, and has included a peer group index of public companies that in the judgment of the Company manufacture and sell products similar to those of the Company.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                             AMONG QUIKSILVER, INC.
      NYSE MARKET INDEX, SIMILAR MARKET CAPITALIZATION GROUP & PEER GROUP

                              (PERFORMANCE GRAPH)

--------------------------------------------------------------------------------
                       10/1997   10/1998   10/1999   10/2000   10/2001   10/2002
--------------------------------------------------------------------------------
 Quiksilver, Inc.      100.00    134.55    137.80    186.59    128.49    234.24
 NYSE                  100.00    112.93    130.00    138.43    113.55     98.29
 Similar Market
  Capitalizations
  2001                 100.00     86.36    111.47    104.46     64.50     60.59
 Peer Group            100.00     81.95     87.54     79.95     83.90    104.60

---------------

Note: Past or present performance is not necessarily indicative of future performance.

     The following public companies are those which were used in the above graph for similar market capitalization in 2001:

1(st) Source Corp.
Airtran Holdings, Inc.
Apogee Enterprises, Inc.
Bowne & Co., Inc.
Boyds Collection Ltd.
Chesapeake Corp.
CKE Restaurants, Inc.
Commercial Metals Co.
Cost Plus, Inc.
CTS Corp.
Cumulus Media, Inc.
Curtiss-Wright Corp.
deCODE genetics, Inc.
Dime Community Bancshares, Inc.
Diversa Corp.
Dress Barn, Inc.
Farmer Bros. Co.
Frontier Airlines, Inc.
FTI Consulting, Inc.
Harleysville National Corp.
homestore.com, Inc.
Hugoton Royalty Trust
Hydril Co.
Inter-Tel, Inc.
International Mutlifoods Corp.
Interpool, Inc.
Kansas City Life Ins. Co.
Lance, Inc.
Landry's Restaurants, Inc.
Martek Biosciences Corp.
Metromedia Fiber Network, Inc.
Micros Systems, Inc.
Movie Gallery, Inc.
Nautica Enterprises, Inc.
Neose Technologies, Inc.
On Assignment, Inc.
Plug Power, Inc.
Rare Hospitality International, Inc.
Sola International, Inc.
SPS Technologies, Inc.
Supergen, Inc.
Sykes Enterprises, Inc.
Trimble Navigation Ltd.
Trust Company of New Jersey
Unit Corp.
United Natural Foods, Inc.
URS Corp. New
Wellman Inc.

     The following public companies are those which were used in the above graph for the peer group:

Coach, Inc.
Columbia Sportswear Co.
Guess? Inc.
Hampshire Group Ltd.
Jones Apparel Group, Inc.
Kellwood Co.
Kenneth Cole Productions
Liz Claiborne, Inc.
Nautica Enterprises, Inc.
Oshkosh B'Gosh, Inc.
Oxford Industries, Inc.
Phillips-Van Heusen
Polo Ralph Lauren Corp.
Russell Corp.
Tommy Hilfiger Corp.
VF Corp.

                              CERTAIN TRANSACTIONS

     In July of 2002, the Company made an $800,000 loan to Bernard Mariette, an executive officer of the Company, for the purchase of a home in connection with his move from France to the United States upon assuming the duties of President of the Company. The loan bears interest at 5%, is secured by a second trust deed on Mr. Mariette's home and is due upon the earlier of the sale of the residence or the termination of Mr. Mariette's employment by the Company.

                      APPOINTMENT OF INDEPENDENT AUDITORS

     The Audit Committee of the Board of Directors has not yet selected the Company's independent auditors for the fiscal year ending October 31, 2003. The Audit Committee of the Board of Directors will make its selection after it has received and reviewed the audit proposal for the year.

     Deloitte & Touche LLP was the independent public auditor for the Company for the fiscal year ended October 31, 2002. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting and will be available to respond to appropriate questions and to make such statements as they may desire.

                     NOMINATIONS AND STOCKHOLDER PROPOSALS

     The Bylaws of the Company require that all nominations for persons to be elected Directors, other than those made by the Board of Directors, be made pursuant to written notice to the Secretary of the Company. The notice must be received not less than 30 nor more than 60 days prior to the meeting at which the election will take place (or not later than 10 days after notice of public disclosure of such meeting date if such disclosure occurs less than 40 days prior to the date of such meeting). The notice must set forth all information relating to each nominee that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required pursuant to the Securities Exchange Act of 1934, as amended. The notice must also include the stockholder's name and address as they appear on the Company's books and the class and number of shares of stock beneficially owned by such stockholder.

     In addition, the Bylaws require that for business to be properly brought before an annual meeting by a stockholder, the Secretary of the Company must have received written notice thereof not less than 30 nor more than 60 days prior to the meeting (or not later than 10 days after a notice or public disclosure of such meeting date if such disclosure occurs less than 40 days prior to the date of the meeting). The notice must set forth (i) a brief description of the business desired to be brought before the meeting; (ii) the stockholder's name and address as they appear on the Company's books; (iii) the class and number of shares of stock beneficially owned by the stockholder; and
(iv) any material interest of the stockholder in such business.

     Any proposal of a stockholder intended to be presented at the Company's 2004 Annual Meeting of Stockholders and included in the proxy statement and form of proxy for that meeting must be received by the Company no later than October [ ], 2003.

                                 ANNUAL REPORT

     The Company's Annual Report containing audited financial statements for the fiscal year ended October 31, 2002 accompanies this Proxy Statement. THE COMPANY WILL SEND A STOCKHOLDER UPON REQUEST, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) FOR THE YEAR ENDED OCTOBER 31, 2002, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, WHICH THE COMPANY HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE REQUEST MUST BE DIRECTED TO THE ATTENTION OF STEVEN L. BRINK, CHIEF FINANCIAL OFFICER, AT THE ADDRESS OF THE COMPANY SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT.

                                 OTHER MATTERS

     At the time of the preparation of this Proxy Statement, the Board of Directors knows of no other matter which will be acted upon at the Annual Meeting. If any other matter is presented properly for action at the Annual Meeting or at any adjournment or postponement thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

                                          By Order of the Board of Directors,

                                          QUIKSILVER, INC.

                                          ROBERT B. MCKNIGHT, JR.
                                          Chairman of the Board and
                                          Chief Executive Officer

Huntington Beach, California
February   , 2003

                                                                      APPENDIX A

                                QUIKSILVER, INC.

                          CHARTER FOR AUDIT COMMITTEE
                    (AMENDED AND RESTATED DECEMBER 17, 2002)

                                   ARTICLE I

                                   FORMATION

     The Board of Directors of Quiksilver, Inc. (the "Corporation") has established the Audit Committee pursuant to Section 141(c)(2) of the Delaware General Corporation Law and Article III of the Corporation's Bylaws. In carrying out its duties pursuant to this Charter, the Audit Committee shall have the authority:

     - To engage independent counsel and other advisers, as it determines to be necessary to carry out its duties; and

     - To authorize such expenditures by the Corporation as it shall determine necessary for payment to: (1) the independent auditor employed by the Corporation for the purpose of rendering or issuing an audit report; and
       (2) any advisers employed by the Audit Committee.

                                   ARTICLE II

                                  COMPOSITION

     The Audit Committee shall be comprised of not less than three members of the Corporation's Board of Directors. Subject to the foregoing, the exact number of members of the Audit Committee shall be fixed and may be changed from time to time by resolution duly adopted by the Board of Directors. The qualifications of each member of the Audit Committee shall be as follows:

     - No member shall have any relationship to the Corporation that, in the determination of the Board of Directors, may interfere with his or her exercise of independence from management and the Corporation.

     - Each member shall be "financially literate" as determined by the Board of Directors. A director shall be considered "financially literate" if by reason of his or her educational, professional or business background, the director is able to read and understand fundamental financial statements, including a company's balance sheet, income statement and statement of cash flows.

     - At least one member of the Audit Committee must have accounting or related financial management expertise and, to the extent reasonably possible, otherwise satisfy the standards of a "financial expert" as defined in the rules adopted by the Securities and Exchange Commission (the "SEC"). Until such rules are adopted, a member shall be considered to have such expertise if he or she: (1) has a graduate degree in accounting or business; (2) is a certified public accountant or has similar professional certification in accounting; or (3) has served as chief executive officer, chief financial or principal accounting officer, controller or other senior officer of a company with similar financial oversight responsibilities.

     - No member of the Audit Committee shall be an employee or non-employee executive officer of the Corporation or any of its affiliates. A former employee or former executive officer shall not be eligible to serve as a member of the Audit Committee until three years following termination of his or her employment or status as an officer.

     - Other than in his or her capacity as a member of the Audit Committee, no director who accepts any consulting, advisory, or other compensatory fee from the Corporation shall be eligible to serve as a member of the Audit Committee.

     - A director who (1) has a direct business relationship with the Corporation or (2) is a partner, controlling shareholder, or executive officer of any organization that has a business relationship with the Corporation shall not be eligible to serve as a member of the Audit Committee unless the Board of Directors determines in its business judgment that the business relationship does not interfere with the director's exercise of independent business judgment. In making this determination, the Board of Directors shall consider, among other things, the materiality of the relationship to the Corporation, the director and, if applicable, the organization with which the director is affiliated. Business relationships can include commercial, industrial, banking, consulting, legal, accounting and other relationships. No determination of the Board of Directors shall be required after three years following the termination of such relationship.

     - No director shall be eligible to serve as a member of the Audit Committee if he or she is employed as an executive of another organization if any of the Corporation's executives serve as a member of the compensation committee of such other organization.

     - No director who is an "immediate family member" of an individual who is an executive officer of the Corporation or any of its affiliates is eligible to serve on the Audit Committee until three years following termination of such employment relationship. An "immediate family member" includes a person's spouse, parents, children, siblings, mothers-in-law and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than employees) who shares such person's home.

     - No director who is an "affiliated person" of the Corporation as defined by the SEC under Section 10A of the Securities Exchange Act of 1934 (the "Exchange Act") shall be eligible to serve as a member of the Audit Committee.

     For purposes of this Article II, the term "executive officer" means a company's president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice-president in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the company. Officers of a company's parent(s) or subsidiaries shall be deemed executive officers of that company if they perform such policy-making functions for the company. In addition, when a company is a limited partnership, officers or employees of the general partner(s) who perform policy-making functions for the limited partnership shall be deemed executive officers of the limited partnership. When a company is a trust, officers or employees of the trustee(s) who perform policy-making functions for the trust are deemed executive officers of the trust.

                                  ARTICLE III

                                   FUNCTIONS

     The Audit Committee shall be directly responsible for the appointment, compensation and oversight of the work of any independent auditors employed by the Corporation for the purpose of preparing or issuing an audit report or related work. Any such independent auditors shall report directly to the Audit Committee. The Audit Committee shall:

A.  PRE-APPROVAL OF AUDITOR SERVICES

     - All audit services, including the provision of comfort letters in connection with securities offerings, and non-audit services provided to the Corporation by the Corporation's auditors shall be approved in advance by the Audit Committee, except with respect to non-audit services if:

      - The aggregate amount of all such non-audit services provided to the Corporation constitute less than 5% of the total amount of revenues paid by the Corporation to its auditor during the fiscal year in which the non-audit services are provided;

      - The services were not recognized by the Corporation at the time of the engagement to be non-audit services; and

      - The services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by 1 or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

     If the Audit Committee approves an audit service within the scope of engagement of the independent auditor, the audit service shall be deemed to have been preapproved for purposes of this Article III, A. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. Any decision by a member to whom such authority has been delegated shall be presented to the Audit Committee at its next meeting.

     - Following the registration of the Corporation's independent auditor with the Public Company Accounting Oversight Board, the independent auditor and any person associated with the independent auditor (to the extent determined appropriate by the SEC) shall not provide contemporaneously with the audit, and the Audit Committee shall not approve, any of the following:

      - Bookkeeping or other services related to the accounting records or financial statements of the Corporation;

      - Financial information systems design and implementation;

      - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

      - Actuarial services;

      - Internal audit outsourcing services;

      - Management functions or human resources;

      - Broker or dealer, investment adviser, or investment banking services;

      - Legal services and expert services unrelated to the audit; and

      - Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

B.  OVERSIGHT OF INDEPENDENT AUDITING SERVICES

     - Meet with the independent auditors to review and approve the plan and scope for each audit of the Corporation's financial statements and related services, including proposed fees to be incurred with respect thereto.

     - Review and recommend action with respect to the results of each independent audit of the Corporation's financial statements, including problems encountered in connection with such audit and recommendations of the independent auditors arising as a result of such audit.

     - Discuss with the Corporation's independent auditors the matters required to be communicated pursuant to Statement on Auditing Standards No. 61 ("SAS 61"), as may be amended or supplemented.

     - At least annually, discuss with the independent auditors their independence and receive each of the following in writing:

      - Disclosure of all relationships between the auditors and their related entities and the Corporation and its related entities that in the auditors' professional judgment may reasonably be thought to bear on independence; and

      - Confirmation that, in the auditors' professional judgment, they are independent of the Corporation within the meaning of the federal securities laws.

     - Discuss with the Corporation's independent auditors any relationships or services disclosed by the independent auditors that may impact the objectivity and independence of the independent auditors and recommend to the Board of Directors any actions in response to the independent auditors' disclosures to satisfy itself of the independent auditors' independence.

     - Evaluate the performance of the Corporation's independent auditors and recommend to the Board of Directors any proposed discharge of the Corporation's independent auditors.

     - Obtain and review the reports of the Public Company Accounting Oversight Board with respect to the Corporation's independent auditors when such reports are made publicly available.

C.  FINANCIAL STATEMENTS

     - Resolve any disagreements between management and the independent auditors regarding financial reporting.

     - Receive the report of the independent auditor that performs for the Corporation any audit required by the Exchange Act with respect to each of the following:

      - All critical accounting policies and practices to be used;

      - All alternative treatments of financial information within Generally Accepted Accounting Principles that have been discussed with management officials of the Corporation, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

      - Other material written communications between the independent auditor and the Corporation such as any management letter or schedule of unadjusted differences.

     - Review and discuss with the Corporation's independent auditors and management the Corporation's audited financial statements.

     - Based on (1) its review and discussions with management of the Corporation's audited financial statements; (2) its discussion with the independent auditors of the matters to be communicated pursuant to SAS 61; and (3) the written disclosures from the Corporation's independent auditors regarding independence, recommend to the Corporation's Board of Directors whether the Corporation's audited financial statements should be included in the Corporation's Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

     - Review and discuss with the Corporation's independent auditors and management the Corporation's quarterly reports on Form 10-Q.

D.  INTERNAL CONTROLS

     - Review with the Corporation's independent auditors and financial management the adequacy and effectiveness of the Corporation's system of internal accounting controls, including the adequacy of such controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

     - Prior to the Corporation's filing of any Quarterly Report on Form 10-Q or Annual Report on Form 10-K, receive the following disclosures from the Corporation's principal executive officer and principal financial officer with respect to the following:

      - All significant deficiencies in the design or operation of internal controls which could adversely affect the Corporation's ability to record, process, summarize and report financial data;

      - All material weaknesses in internal controls identified by such officers to the Corporation's independent auditors; and

      - Any fraud, whether material or not material, that involves management of the Corporation or other employees who have a significant role in the Corporation's internal controls.

     - Obtain the attestation and report of the Corporation's independent auditors on the assessment made by the Corporation's management in the Corporation's Annual Report on Form 10-K of the effectiveness of the Corporation's internal control structure and procedures for financial reporting.

     - Review the scope and results of the Corporation's internal auditing procedures and practices and oversee the effectiveness thereof.

E.  MANAGEMENT CONDUCT POLICIES

     - Establish procedures for:

      - The receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and

      - The confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

     - Adopt and review from time to time a code of ethics for senior financial officers of the Corporation which includes those standards that the Audit Committee has determined to be reasonably necessary to promote:

      - Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

      - Full, fair, accurate, timely, and understandable disclosure in the periodic reports required to be filed by the Corporation under the Exchange Act; and

      - Compliance with applicable governmental rules and regulations.

     - Make interpretations from time to time as to the scope and application of the Corporation's management conduct policies.

     - Review and approve or disapprove proposed transactions between the Corporation and its employees or directors.

     - Receive any report required to be made by the Corporation's attorneys pursuant to the standards adopted by the SEC for professional conduct of attorneys appearing and practicing before the SEC.

F.  OTHER DUTIES

     - At least annually, review the adequacy of this Charter and recommend to the Corporation's Board of Directors any changes to this Charter that the Audit Committee deems necessary or desirable.

     - Perform such other specific functions as the Corporation's Board of Directors may from time to time direct, and make such investigations and reviews of the Corporation and its operations as the Chief Executive Officer or the Board of Directors may from time to time request.

                                   ARTICLE IV

                                   PROCEDURES

     The Audit Committee shall keep regular minutes of its meetings. Meetings and actions of the Audit Committee shall be governed by, and held and taken in accordance with, the provisions of Article III of the Corporation's Bylaws (other than Section 12), with such changes in the context of those Bylaws as are necessary to substitute the Audit Committee, the Chairman of the Audit Committee and its members for the Board of Directors, the Chairman of the Board and its members. Regular meetings of the Audit Committee may be held at such time and such place as the Audit Committee determines from time to time.

                                   APPENDIX B


                           2000 STOCK INCENTIVE PLAN

                                  ARTICLE ONE

                               GENERAL PROVISIONS

        1.1    PURPOSE OF THE PLAN

               This 2000 Stock Incentive Plan is intended to promote the interests of Quiksilver, Inc., a Delaware corporation, by providing eligible persons in the Corporation's service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in such service.

               Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

        1.2    STRUCTURE OF THE PLAN

               A. The Plan shall be divided into four separate equity programs:

                      - the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

                      - the Salary Investment Option Grant Program under which eligible employees may elect to have a portion of their base salary invested each year in special option grants,

                      - the Automatic Option Grant Program under which eligible non- employee Board members shall automatically receive option grants at designated intervals over their period of continued Board service, and

                      - the Director Fee Option Grant Program under which non-employee Board members may elect to have all or any portion of their annual retainer fee otherwise payable in cash applied to a special stock option grant.

               B. The provisions of Articles One and Six shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

        1.3    ADMINISTRATION OF THE PLAN

               A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant Program with respect to Section 16 Insiders. Administration of the Discretionary Option Grant Program with respect to all other persons eligible to participate in that program may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer that program with respect to all such persons. However, any discretionary option grants for members of the Primary Committee shall be made by a disinterested majority of the Board.

               B. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

               C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant Program and to make such determinations under, and issue such interpretations of, the provisions of that program and any outstanding options thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant Program under its jurisdiction or any option or stock issuance thereunder.

               D. The Primary Committee shall have the sole and exclusive authority to determine which Section 16 Insiders and other highly compensated Employees shall be eligible for participation in the Salary Investment Option Grant Program for one or more calendar years. However, all option grants under the Salary Investment Option Grant Program shall be made in accordance with the express terms of that program, and the Primary Committee shall not exercise any discretionary functions with respect to the option grants made under that program.

               E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

               F. Administration of the Automatic Option Grant and Director Fee Option Grant Programs shall be self-executing in accordance with the terms of those programs, and no Plan

Administrator shall exercise any discretionary functions with respect to any option grants made under those programs.

        1.4    ELIGIBILITY

               A. The persons eligible to participate in the Discretionary Option Grant Program are as follows:

                      (i) Employees,

                      (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

                      (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

               B. Only Employees who are Section 16 Insiders or other highly compensated individuals shall be eligible to participate in the Salary Investment Option Grant Program.

               C. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine, with respect to the option grants under the Discretionary Option Grant
Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding.

               D. The Plan Administrator shall have the absolute discretion to grant options in accordance with the Discretionary Option Grant Program.

               E. The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals serving as non-employee Board members on the Plan Effective Date who have not previously received an option grant from the Corporation in connection with their Board service, (ii) those individuals who first become non-employee Board members after the Plan Effective Date, whether through appointment by the Board or election by the Corporation's stockholders, and (iii) those individuals who continue to serve as non-employee Board members at one or more Annual Stockholders Meetings held after the Plan Effective Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Automatic Option Grant Program while he or she continues to serve as a non-employee Board member.

               F. All non-employee Board members shall be eligible to participate in the Director Fee Option Grant Program.

        1.5    STOCK SUBJECT TO THE PLAN

               A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common Stock reserved for issuance over the term of the Plan shall not exceed 5,836,209 shares. Such reserve consists of (i) the number of shares estimated to remain available for issuance, as of the Plan Effective Date, under the Predecessor Plans as last approved by the Corporation's stockholders, including the shares subject to outstanding options under those Predecessor Plans, (ii) plus an increase of approximately 500,000 shares in connection with the adoption of this Plan and increases of 700,000 shares, 600,000 shares and 800,000 shares in 2001, 2002 and 2003, respectively.

               B. No one person participating in the Plan may receive options and separately exercisable stock appreciation rights for more than 200,000 shares of Common Stock in the aggregate per calendar year.

               C. Shares of Common Stock subject to outstanding options (including options incorporated into this Plan from the Predecessor Plans) shall be available for subsequent issuance under the Plan to the extent (i) those options expire or terminate for any reason prior to exercise in full or (ii) the options are canceled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently canceled or repurchased by the Corporation at the original issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock issued to the holder of such option. Shares of Common Stock underlying one or more stock appreciation rights exercised under Section 2.4 of Article Two,
Section 3.3 of Article Three, Section 4.2 of Article Four or Section 5.3 of Article Five of the Plan shall NOT be available for subsequent issuance under the Plan.

               D. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted stock options and separately exercisable stock appreciation rights under the Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan, and (v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plans. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                   ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM

        2.1    OPTION TERMS

               Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

               A.     EXERCISE PRICE.

                      1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date. The Plan Administrator may not reset the exercise price of outstanding options and may not grant new options in exchange for the cancellation of outstanding options with a higher exercise price.

                      2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section 6.1 of Article Six and the documents evidencing the option, be payable in one or more of the forms specified below:

                             (i) cash or check made payable to the Corporation,

                             (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                             (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

               Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

               B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten
(10) years measured from the option grant date.

               C.     EFFECT OF TERMINATION OF SERVICE.

                      1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                             (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                             (ii) Any option held by the Optionee at the time of death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or by the Optionee's designated beneficiary or beneficiaries of that option.

                             (iii) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                             (iv) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

                      2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                             (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                             (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

               D. STOCKHOLDER RIGHTS. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

               E. REPURCHASE RIGHTS. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

               F. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or the laws of inheritance following the Optionee's death. However, a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

        2.2    INCENTIVE OPTIONS

               The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section 2.2, all the provisions of Articles One, Two and Seven shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section 2.2.

               A. ELIGIBILITY. Incentive Options may only be granted to Employees.

               B. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

               C. 10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five
(5) years measured from the option grant date.

        2.3    CORPORATE TRANSACTION/CHANGE IN CONTROL

               A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. However, an outstanding option shall NOT become exercisable on such an accelerated basis if and to the extent: (i) such option is, in connection with the Corporate Transaction, to be assumed by the successor corporation (or parent thereof) or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Corporate Transaction on any shares for which the option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same exercise/vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

               B. All outstanding repurchase rights shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

               C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

               D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year and

(iv) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year.

               E. The Plan Administrator shall have the discretionary authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall, immediately prior to the effect date of such Corporate Transaction, become fully exercisable for the total number of shares of Common Stock at the time subject to those options and may be exercised for any or all of those shares as fully vested shares of Common Stock, whether or not those options are to be assumed in the Corporate Transaction. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Discretionary Option Grant Program so that those rights shall not be assignable in connection with such Corporate Transaction and shall accordingly terminate upon the consummation of such Corporate Transaction, and the shares subject to those terminated rights shall thereupon vest in full.

               F. The Plan Administrator shall have full power and authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall become fully exercisable for the total number of shares of Common Stock at the time subject to those options in the event the Optionee's Service is subsequently terminated by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those options are assumed and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1) year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may structure one or more of the Corporation's repurchase rights so that those rights shall immediately terminate with respect to any shares held by the Optionee at the time of such Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.

               G. The Plan Administrator shall have the discretionary authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall, immediately prior to the effect date of a Change in Control, become fully exercisable for the total number of shares of Common Stock at the time subject to those options and may be exercised for any or all of those shares as fully vested shares of Common Stock. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Discretionary Option Grant Program so that those rights shall terminate automatically upon the consummation of such Change in Control, and the shares subject to those terminated rights shall thereupon vest in full. Alternatively, the Plan Administrator may condition the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program and the termination of one or more of the Corporation's outstanding repurchase rights under such program upon the subsequent termination of the Optionee's Service by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of such Change in Control. Each option so accelerated shall remain exercisable for fully vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1) year period measured from the effective date of Optionee's cessation of Service.

               H. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Nonstatutory Option under the Federal tax laws.

               I. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        2.4    STOCK APPRECIATION RIGHTS

               A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

               B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

                      (i) One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

                      (ii) No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                      (iii) If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

               C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

                      (i) One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

                      (ii) Upon the occurrence of a Hostile Take-Over, each individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock at the time subject to such option (whether or not the Optionee is otherwise vested in those shares) over
        (B) the aggregate exercise price payable for those shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

                      (iii) At the time such limited stock appreciation right is granted, the Plan Administrator shall pre-approve any subsequent exercise of that right in accordance with the terms of this Paragraph C. Accordingly, no further approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.

                                  ARTICLE THREE

                     SALARY INVESTMENT OPTION GRANT PROGRAM

        3.1    OPTION GRANTS

               The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years (if any) for which the Salary Investment Option Grant Program is to be in effect and to select the Section 16 Insiders and other highly compensated Employees eligible to participate in the Salary Investment Option Grant Program for such calendar year or years. Each selected individual who elects to participate in the Salary Investment Option Grant Program must, prior to the start of each calendar year of participation, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by an amount not less than Ten Thousand Dollars ($10,000.00) nor more than Fifty Thousand Dollars ($50,000.00). Each individual who files such a timely authorization shall automatically be granted an option under the Salary Investment Grant Program on the first trading day in January of the calendar year for which the salary reduction is to be in effect.

        3.2    OPTION TERMS

               Each option shall be a Non-Statutory Option evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.

               A.     EXERCISE PRICE.

                      1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

                      2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

               B. NUMBER OF OPTION SHARES. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

                             X = A divided by (B x 66-2/3%), where

                             X is the number of option shares,

                             A is the dollar amount of the reduction in the Optionee's base salary for the calendar year to be in effect pursuant to this program, and B is the Fair Market Value per share of Common Stock on the option grant date.

               C. EXERCISE AND TERM OF OPTIONS. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

               D. EFFECT OF TERMINATION OF SERVICE. Should the Optionee cease Service for any reason while holding one or more options under this Article Three, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Service. Should the Optionee die while holding one or more options under this Article Three, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or by the designated beneficiary or beneficiaries of such option. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten
(10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee's cessation of Service. However, the option shall, immediately upon the Optionee's cessation of Service for any reason, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

        3.3    CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

               A. In the event of any Corporate Transaction while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall terminate immediately following the Corporate Transaction, except to the extent assumed by the successor corporation (or parent thereof) in such Corporate Transaction. Any option so assumed and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the ten
(10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

               B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable for the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earliest to occur of (i) the expiration of the ten (10)-year option term, (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service, (iii) the termination of the option in connection with a Corporate Transaction or (iv) the surrender of the option in connection with a Hostile Take-Over.

               C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each outstanding option granted him or her under the Salary Investment Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. The Primary Committee shall, at the time the option with such limited stock appreciation right is granted under the Salary Investment Option Grant Program, pre-approve any subsequent exercise of that right in accordance with the terms of this Paragraph C. Accordingly, no further approval of the Primary Committee or the Board shall be required at the time of the actual option surrender and cash distribution.

               D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

               E. The grant of options under the Salary Investment Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        3.4    REMAINING TERMS

               The remaining terms of each option granted under the Salary Investment Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE FOUR

                         AUTOMATIC OPTION GRANT PROGRAM

        4.1    OPTION TERMS

               A. GRANT DATES. Option grants shall be made on the dates specified below:

                      1. Each individual who is first elected or appointed as a non-employee Board member at any time after the Plan Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 15,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

                      2. On the date of each Annual Stockholders Meeting, beginning with the Annual Stockholders Meeting coinciding with the Plan Effective Date, each individual who is to continue to serve as a non-employee Board member, whether or not that individual is standing for re-election to the Board at that particular Annual Meeting, shall automatically be granted a Non-Statutory Option to purchase 5,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such 5,000-share option grants any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) or who have previously received stock options in connection with their Board service prior to the Plan Effective Date shall be eligible to receive one or more such annual option grants over their period of continued Board service.

               B.     EXERCISE PRICE.

                      1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                      2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

               C. OPTION TERM. Each option shall have a term of ten (10) years measured from the option grant date.

               D. EXERCISE AND VESTING OF OPTIONS. Each option shall be immediately exercisable for any or all of the option shares. However, any unvested shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. The shares subject to each initial 15,000-share grant shall vest, and the Corporation's repurchase right shall lapse, in a series of three (3) successive equal annual installments upon the Optionee's completion of each year of service as a Board member over the three (3) year period measured from the option grant date. The shares subject to each annual 5,000-share option grant shall be fully vested as of the grant date.

               E. LIMITED TRANSFERABILITY OF OPTIONS. Each option under this Article Five may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. The Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Five, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

               F. TERMINATION OF BOARD SERVICE. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

                      (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or the designated beneficiary or beneficiaries of such option) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

                      (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

                      (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

                      (iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve
        (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

        4.2    CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

               A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the option shares as fully-vested shares of Common Stock and may be exercised for all or any portion of those vested shares. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

               B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the option shares as fully-vested shares of Common Stock and may be exercised for all or any portion of those vested shares. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

               C. All outstanding repurchase rights shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction or Change in Control.

               D. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding automatic option grants. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required at the time of the actual option surrender and cash distribution.

               E. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

               F. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        4.3    REMAINING TERMS

               The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE FIVE

                        DIRECTOR FEE OPTION GRANT PROGRAM

        5.1    OPTION GRANTS

               The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years for which the Director Fee Option Grant Program is to be in effect. For each such calendar year the program is in effect, each non-employee Board member may elect to apply all or any portion of the annual retainer fee otherwise payable in cash for his or her service on the Board for that year to the acquisition of a special option grant under this Director Fee Option Grant Program. Such election must be filed with the Corporation's Chief Financial Officer prior to first day of the calendar year for which the annual retainer fee which is the subject of that election is otherwise payable. Each non-employee Board member who files such a timely election shall automatically be granted an option under this Director Fee Option Grant Program on the first trading day in January in the calendar year for which the annual retainer fee which is the subject of that election would otherwise be payable in cash.

        5.2    OPTION TERMS

               Each option shall be a Non-Statutory Option governed by the terms and conditions specified below.

               A.     EXERCISE PRICE.

                      1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

                      2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

               B. NUMBER OF OPTION SHARES. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

                             X = A divided by (B x 66-2/3%), where

                             X is the number of option shares,

                             A is the portion of the annual retainer fee subject to the non-employee Board member's election, and

                             B is the Fair Market Value per share of Common Stock on the option grant date.

               C. EXERCISE AND TERM OF OPTIONS. The option shall become exercisable in a series of twelve (12) equal monthly installments upon the Optionee's completion of each month of Board service over the twelve (12)-month period measured from the grant date. Each option shall have a maximum term of ten (10) years measured from the option grant date.

               D. LIMITED TRANSFERABILITY OF OPTIONS. Each option under this Article Five may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. The Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Five, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

               E. TERMINATION OF BOARD SERVICE. Should the Optionee cease Board service for any reason (other than death or Permanent Disability) while holding one or more options under this Director Fee Option Grant Program, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Board service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service. However, each option held by the Optionee under this Director Fee Option Grant Program at the time of his or her cessation of Board service shall immediately terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

               F. DEATH OR PERMANENT DISABILITY. Should the Optionee's service as a Board member cease by reason of death or Permanent Disability, then each option held by such Optionee under this Director Fee Option Grant Program shall immediately become exercisable for all the shares of Common Stock at the time subject to that option, and the option may be exercised for any or all of those shares as fully-vested shares until the earlier of (i) the expiration of the ten
(10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service. Should the Optionee die while holding such option, then the option may be exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or by the designated beneficiary or beneficiaries of that option.

                      Should the Optionee die after cessation of Board service but while holding one or more options under this Director Fee Option Grant Program, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Board service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or by the designated beneficiary or beneficiaries of such option. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three (3)- year period measured from the date of the Optionee's cessation of Board service.

        5.3    CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

               A. In the event of any Corporate Transaction while the Optionee remains a Board member, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall terminate immediately following the Corporate Transaction, except to the extent assumed by the successor corporation (or parent thereof) in such Corporate Transaction. Any option so assumed and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the ten
(10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Board service.

               B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable for the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earliest to occur of (i) the expiration of the ten (10)-year option term, (ii) the expiration of the two (2)-year period measured from the date of the Optionee's cessation of Board service, (iii) the termination of the option in connection with a Corporate Transaction or (iv) the surrender of the option in connection with a Hostile Take-Over.

               C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each outstanding option granted him or her under the Director Fee Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required at the time of the actual option surrender and cash distribution.

               D. The grant of options under the Director Fee Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        5.4    REMAINING TERMS

               The remaining terms of each option granted under this Director Fee Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE SIX

                                 MISCELLANEOUS

        6.1    FINANCING

               The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price (less the par value of those shares) plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise.

        6.2    TAX WITHHOLDING

               A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

               B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options under the Plan (other than the options granted or the shares issued under the Automatic Option Grant or Director Fee Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes to which such holders may become subject in connection with the exercise of their options. Such right may be provided to any such holder in either or both of the following formats:

                      Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                      Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

        6.3    EFFECTIVE DATE AND TERM OF THE PLAN

               A. The Plan shall become effective immediately on the Plan Effective Date. However, the Salary Investment Option Grant Program and the Director Fee Option Grant Program shall not be implemented until such time as the Primary Committee may deem appropriate. Options may be granted under the Discretionary Option Grant at any time on or after the Plan Effective Date, and the initial option grants under the Automatic Option Grant Program shall also be made on the Plan Effective Date to any non-employee Board members eligible for such a grant at that time. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

               B. The Plan shall serve as the successor to each of the Predecessor Plans, and no further option grants shall be made under the Predecessor Plans after the Plan Effective Date. All options outstanding under the Predecessor Plans on the Plan Effective Date shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

               C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plans which do not otherwise contain such provisions.

               D. The Plan shall terminate upon the earliest to occur of (i) March 31, 2010, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully- vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Should the Plan terminate on March 31, 2010, then all option grants and unvested stock issuances outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

        6.4    AMENDMENT OF THE PLAN

               A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall (i) adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee consents to such amendment or modification or (ii) unless approved by the stockholders, permit the Plan Administrator to reset the exercise price of outstanding options or grant new options in exchange for the cancellation of outstanding options with a higher exercise price. In addition, certain other amendments may require stockholder approval pursuant to applicable laws or regulations.

               B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant and Salary Investment Option Grant Programs that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

        6.5    USE OF PROCEEDS

               Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

        6.6    REGULATORY APPROVALS

               A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock upon the exercise of any granted option shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

               B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

        6.7    NO EMPLOYMENT/SERVICE RIGHTS

               Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX

               The following definitions shall be in effect under the Plan:

               A. AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option grant program in effect under Article Four of the Plan.

               B. BOARD shall mean the Corporation's Board of Directors.

               C. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

                      (i) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders, or

                      (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

               D. CODE shall mean the Internal Revenue Code of 1986, as amended.

               E. COMMON STOCK shall mean the Corporation's common stock.

               F. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                      (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                      (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

               G. CORPORATION shall mean Quiksilver, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Quiksilver, Inc. which shall by appropriate action adopt the Plan.

               H. DIRECTOR FEE OPTION GRANT PROGRAM shall mean the special stock option grant in effect for non-employee Board members under Article Five of the Plan.

               I. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.

               J. ELIGIBLE DIRECTOR shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Articles One and Four.

               K. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

               L. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

               M. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                      (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                      (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               N. HOSTILE TAKE-OVER shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

               O. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

               P. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

                      (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                      (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than twenty percent (20%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

               Q. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

               R. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

               S. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

               T. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant, Salary Investment Option Grant, Automatic Option Grant or Director Fee Option Grant Program.

               U. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               V. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more. However, solely for purposes of the Automatic Option Grant and Director Fee Option Grant Programs, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

               W. PLAN shall mean the Corporation's 2000 Stock Incentive Plan, as set forth in this document.

               X. PLAN ADMINISTRATOR shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant Program with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

               Y. PLAN EFFECTIVE DATE shall mean March 31, 2000.

               Z. PREDECESSOR PLANS shall mean the Corporation's (i) 1996 Stock Option Plan, (ii) the 1998 Nonemployee Directors' Stock Option Plan, (iii) the 1995 Nonemployee Directors' Stock Option Plan and (iv) the 1992 Nonemployee Directors' Stock Option Plan, as each of those plans is in effect immediately prior to the Plan Effective Date hereunder.

               AA. PRIMARY COMMITTEE shall mean the committee of two (2) or more non- employee Board members appointed by the Board to administer the Discretionary Option Grant Program with respect to Section 16 Insiders and to administer the Salary Investment Option Grant Program solely with respect to the selection of the eligible individuals who may participate in such program.

               BB. SALARY INVESTMENT OPTION GRANT PROGRAM shall mean the salary investment option grant program in effect under Article Three of the Plan.

               CC. SECONDARY COMMITTEE shall mean a committee of one or more Board members appointed by the Board to administer the Discretionary Option Grant Program with respect to eligible persons other than Section 16 Insiders.

               DD. SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

               EE. SERVICE shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

               FF. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

               GG. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               HH. TAKE-OVER PRICE shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

               II. 10% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

               JJ. WITHHOLDING TAXES shall mean the Federal, state and local income and employment withholding taxes to which the holder of Non-Statutory Options may become subject in connection with the exercise of those options.

                                QUIKSILVER, INC.
                               15202 GRAHAM STREET
                           HUNTINGTON BEACH, CA 92649

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Robert B. McKnight, Jr. and Steven L. Brink as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of Quiksilver, Inc. held of record by the undersigned on January 28, 2003, at the Annual Meeting of Stockholders to be held on March 28, 2003 and at any adjournment or postponement thereof.

1.  Election of    [  ]  FOR ALL nominees listed below   [  ] WITHHOLD AUTHORITY
    Directors:           (except as indicated to the          for all nominees
                         contrary below)                      listed below


     William M. Barnum, Jr., Charles E. Crowe, Michael H. Gray, Harry Hodge,
                                Robert G. Kirby,
     Bernard Mariette, Robert B. McKnight, Jr., Franck Riboud and Tom Roach

INSTRUCTION: To withhold authority to vote for an individual nominee, write that nominee's name in the space provided below:

--------------------------------------------------------------------------------

2. Approval of the amendment of the Company's 2000 Stock Incentive Plan described in the accompanying proxy statement.

    [  ] FOR        [  ] AGAINST      [  ] ABSTAIN


3. Approval of the amendment of the Company's Certificate of Incorporation described in the accompanying proxy statement.

    [  ] FOR        [  ] AGAINST      [  ] ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.





                           (Continued on reverse side)

                           (Continued from other side)

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

      All other proxies heretofore given by the undersigned to vote shares of stock of Quiksilver, Inc., which the undersigned would be entitled to vote if personally present at the Annual Meeting or any adjournment or postponement thereof, are hereby expressly revoked.

Date:.____________________, 2003

                                          ______________________________________
                                                         Signature


                                          ______________________________________
                                                         Signature


      Please date this Proxy and sign it exactly as your name or names appear below. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held by a corporation, please sign in full corporate name by the President or other authorized officer. If shares are held by a partnership, please sign in partnership name by an authorized person.



  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
      ENVELOPE. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES.


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